UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-01236

DWS Market Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	3/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

March 31, 2014

Annual Report

to Shareholders

DWS Alternative Asset Allocation Fund

Contents
3 Letter to Shareholders
4 Portfolio Management Review
12 Performance Summary
15 Investment Portfolio
17 Statement of Assets and Liabilities
19 Statement of Operations
20 Statement of Changes in Net Assets
21 Financial Highlights
26 Notes to Financial Statements
39 Report of Independent Registered Public Accounting Firm
40 Information About Your Fund's Expenses
41 Tax Information
42 Advisory Agreement Board Considerations and Fee Evaluation
47 Board Members and Officers
52 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. The fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include stock market risk, credit and interest rate risk, volatility in commodity prices and high-yield debt securities, short sales risk and the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets. The fund may use derivatives, including as part of its currency and interest-rate strategies. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the fund's currency and interest-rate strategies are dependent, in part, on the effectiveness and implementation of portfolio management's proprietary models. As part of these strategies, the fund's exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. The risk of loss is heightened during periods of rapid rises in interest rates. In addition, the notional amount of the fund's aggregate currency and interest-rate exposure resulting from these strategies may significantly exceed the net assets of the fund. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. See the prospectus for additional risks and specific details regarding the fund's risk profile.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

The economic recovery appears to be gaining traction here in the United States and across much of the globe. Still, the data we see on television and the Internet provide a mixed message. Corporate profit growth may be decelerating, but manufacturing and the housing market are strengthening. Employment numbers are not as strong as one would expect, yet consumer confidence is resilient. All in all, economic growth has been sufficient for the Federal Reserve to taper its bond-buying program.

What lies ahead? Randy Brown, co-chief investment officer for Deutsche Asset & Wealth Management, suggests that "despite the slowdown in some emerging economies, global growth is likely to remain solid." And "as a result of stable economic growth and continued tapering, we expect the yields of long U.S. Treasuries to increase eventually."

Does this view suggest the need for a change in strategy? The answer will depend on your current asset allocation as well as whether a change has occurred in your personal circumstances, objectives or investment time horizon. A trusted financial advisor who fully understands your specific situation and goals can be the best resource when weighing any major decisions. In any case, we believe that some measure of diversification across a variety of securities and asset classes makes sense. Although it doesn't insure against loss or guarantee a profit, diversification can help your portfolio weather short-term market fluctuations. And that is a helpful strategy in any environment.

Best regards,

Brian Binder

President, DWS Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 12 through 14 for more complete performance information.

DWS Alternative Asset Allocation Fund invests in a wide range of DWS mutual funds and exchange-traded funds to provide extensive exposure to alternative asset classes.

Investment Strategy
The fund is a fund-of-funds, which means its assets are invested in a combination of other DWS funds (i.e., mutual funds, exchange-traded funds (ETFs) and other pooled investment vehicles), unaffiliated ETFs or hedge funds, certain other securities and derivative instruments. The fund seeks to achieve its objective by investing in alternative (or nontraditional) asset categories and investment strategies. Portfolio management utilizes a strategic asset allocation process to determine the nontraditional or alternative asset categories and investment strategies that should be represented in the fund’s portfolio.

During the 12-month period ended March 31, 2014, the Class A shares of the fund returned 1.68% and underperformed the 13.12% return of the benchmark — a blend of 70% in the MSCI World Index and 30% in the Barclays U.S. Aggregate Bond Index. The two indices returned 19.07% and –0.10%, respectively. It is important to keep in mind that the fund’s objective is not to match the short-term performance of either stocks or bonds, but rather to provide investors with strategies for longer-term portfolio diversification through investments in alternative assets. During the past year, global equities outperformed many of the alternative asset classes in which the fund invests, which accounts for its underperformance relative to the benchmark.

The fund has outperformed its Morningstar peer group, Multialternative Funds, during the three years ended March 31, 2014, with an average annual return of 2.10% vs. 1.52% for the peer group. It has also outperformed in the five-year period, during which its 9.95% average annual return has exceeded the 6.88% category average.

Fund Performance

We hold five major allocations within the portfolio, with the goal of maximizing diversification and leveraging different sources of return across the global financial markets. These allocations include Commodities, which seeks to provide exposure to hard assets, Currency, which offers exposures to foreign investments, some of which are not denominated in U.S. dollars; and Real Return, which may provide a measure of protection against inflation. The fund also holds allocations to Hedging Strategies, which seeks returns independent from the broader financial markets, and an Opportunistic allocation that provides exposure to categories generally not included in investors’ traditional allocations.

The Opportunistic allocation, where we have a strategic target weighting of 24.75% of assets, made a positive contribution to the fund’s 12-month results. The primary contributors to performance were our positions in convertible bonds, via the SPDR Barclays Convertible Securities Fund, and floating-rate notes, which we own through our position in DWS Floating Rate Fund. Convertibles were boosted by their equity-like attributes, while floating-rate securities benefited from high demand at a time of widespread concern about the potential for rising interest rates.

The fund’s Real Return allocation, targeted at 22.25% of assets, experienced mixed performance. While our investment in DWS RREEF Global Infrastructure Fund performed very well amid the general rally in global equities, this was offset to some extent by the underperformance of DWS Global Inflation Fund. The latter finished the annual period with a negative return, reflecting the broader weakness in government bonds. Our allocation to global real estate securities also detracted from performance.

Portfolio Allocation as of 3/31/14

Commodities investments seek to provide exposure to hard assets. Real Return investments seek to provide a measure of inflation protection. Hedge Strategy investments seek to generate returns independent of the broader markets. Currency investments seek to offer exposure to foreign investments, many of which are not denominated in U.S. dollars. Opportunistic investments seek to offer exposure to categories generally not included in investors' allocations.

The Hedge Strategies segment, where we have a target weighting of 17.5% of assets, and the Commodities strategy, targeted at 15.5%, contributed to the fund’s underperformance vs. its benchmark. The Hedge Strategies allocation is invested in DWS Diversified Market Neutral Fund, which generally holds offsetting weightings on the long and short sides of the market. The fund finished slightly in the red, as it did not fulfill its objective of delivering a positive total return via individual stock selection. Similarly, the fund’s investment in the Commodities allocation, DWS Enhanced Commodity Strategy Fund, also finished the year with a slightly negative return. The asset class was pressured by the prospect of slowing growth in China as well as growing supply for key commodities such as oil and natural gas.

Our Currency allocation, which has a target weighting of 20% of assets, also detracted slightly from the fund’s return. The primary driver of performance in this segment was our allocation to emerging-markets bonds via investments in DWS Enhanced Emerging Markets Fixed Income Fund and WisdomTree Emerging Markets Local Debt Fund, which we have since sold. Emerging-markets debt was hit hard in the broader bond-market sell-off of May to June 2013, and it was unable to make up this initial shortfall despite generally solid performance through the final nine months of the reporting period.

Outlook and Fund Positioning

Our team took over the fund’s management duties in June 2013. During the third calendar quarter of last year, we started to shift the portfolio from its previous positioning to reflect our views on the broader economy and markets. Based on our belief that an increasingly positive macroeconomic backdrop would continue to drive equity markets higher, we tactically increased the fund’s weighting in equity-like asset classes. At the same time, our expectation for gradually rising long-term bond yields led us to reduce the fund’s duration exposure (or interest-rate sensitivity).

This thinking formed the basis for our decision to eliminate the fund’s exposure to the iShares S&P U.S. Preferred Stock Index Fund, which tends to be very sensitive to the direction of prevailing rates. We also reduced the fund’s weighting in the market-neutral strategy from its intra-period high. While this strategy has been a strong source of diversification over time, we have found better opportunities elsewhere in the markets. At the same time, we maintained a sizeable allocation to global infrastructure and convertible bonds, both of which are positively influenced by improving economic growth and favorable stock-market performance, but are less likely to be hurt by rising interest rates. Similarly, floating-rate securities provide income without the rate sensitivity of traditional bonds, which is the rationale for our nearly 17% allocation to DWS Floating Rate Fund.

"We believe diversifying across various alternative investments can help mitigate the potential for heightened volatility in traditional assets."

The fund’s allocations also reflect our desire to help investors offset the potential impact of rising inflation over time via positions in global infrastructure, inflation-linked bonds and commodities. We tilted this allocation more toward infrastructure stocks in recent months, as we took advantage of rallies in Treasury Inflation-Protected Securities (TIPS) and commodities to trim the fund’s exposure to these asset classes. While commodities have a relatively large strategic weighting in the fund due to their low long-term correlation to equities, we believe the supply for many commodities has finally caught up with demand.

Our core view also favors a longer-term rise in the U.S. dollar vs. other currencies, a reflection of the relative strength of the U.S. economy and the less-accommodative monetary policy of the U.S. Federal Reserve Board (the Fed). We sought to capitalize on this through a position in the PowerShares DB U.S. Dollar Index Bullish Fund, which holds the dollar against six major developed-market currencies. This view was also reflected in our decision to sell the fund’s position in the WisdomTree Emerging Markets Local Debt ETF and move our entire emerging-markets bond allocation to DWS Enhanced Emerging Markets Fixed Income Fund, which is invested almost entirely in hard-currency (dollar-denominated) bonds.

We continue to believe that selectivity and active management will become increasingly important as economic conditions and Fed policy gradually return to normal. At a time in which stock-market valuations are elevated and long-term bond yields are likely to maintain a gradual uptrend, we believe diversifying across various alternative investments can help mitigate the potential for heightened volatility in traditional assets.

Portfolio Management Team

Pankaj Bhatnagar, PhD, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.

— Portfolio Manager for the Quantitative Group: New York.

— Degree in Civil Engineering from Indian Institute of Technology; MBA from Kent State University; PhD in Finance from University of North Carolina at Chapel Hill.

Darwei Kung, Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

An exchange traded fund (ETF) is a security that tracks an index or asset like an index fund, but trades like a stock on an exchange.

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. As of March 31, 2014, Class A shares of DWS Alternative Asset Allocation Fund were ranked as follows in the Morningstar Multialternative Funds category: one-year 160/279, three-year 70/160 and five-year 27/92. Rankings are based on a fund’s total return.

Performance Summary March 31, 2014 (Unaudited)
Class A	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 3/31/14
Unadjusted for Sales Charge	1.68%	9.95%	2.42%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–4.17%	8.66%	1.52%
MSCI World Index†	19.07%	18.28%	3.21%
Barclays U.S. Aggregate Bond Index†	–0.10%	4.80%	5.16%
S&P 500® Index†	21.86%	21.16%	6.16%
Blended Index†	13.12%	14.44%	4.25%
Class C	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 3/31/14
Unadjusted for Sales Charge	0.94%	9.12%	1.60%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	0.94%	9.12%	1.60%
MSCI World Index†	19.07%	18.28%	3.21%
Barclays U.S. Aggregate Bond Index†	–0.10%	4.80%	5.16%
S&P 500® Index†	21.86%	21.16%	6.16%
Blended Index†	13.12%	14.44%	4.25%
Class R	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 3/31/14
No Sales Charges	1.52%	9.74%	2.20%
MSCI World Index†	19.07%	18.28%	3.21%
Barclays U.S. Aggregate Bond Index†	–0.10%	4.80%	5.16%
S&P 500® Index†	21.86%	21.16%	6.16%
Blended Index†	13.12%	14.44%	4.25%
Class S	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 3/31/14
No Sales Charges	1.88%	10.19%	2.61%
MSCI World Index†	19.07%	18.28%	3.21%
Barclays U.S. Aggregate Bond Index†	–0.10%	4.80%	5.16%
S&P 500® Index†	21.86%	21.16%	6.16%
Blended Index†	13.12%	14.44%	4.25%
Institutional Class	1-Year	5-Year	Life of Fund*
Average Annual Total Returns as of 3/31/14
No Sales Charges	2.02%	10.24%	2.65%
MSCI World Index†	19.07%	18.28%	3.21%
Barclays U.S. Aggregate Bond Index†	–0.10%	4.80%	5.16%
S&P 500® Index†	21.86%	21.16%	6.16%
Blended Index†	13.12%	14.44%	4.25%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated August 1, 2013 are 2.03%, 2.77%, 2.35%, 1.85% and 1.73% for Class A, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Returns shown for Class R shares for the period prior to its inception on June 1, 2011 are derived from the historical performance of Class A shares of the DWS Alternative Asset Allocation Fund during such periods and have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on July 31, 2007. The performance shown for each index is for the time period of July 31, 2007 through March 31, 2014, which is based on the performance period of the life of the Fund.

† The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consists of 24 developed market country indices. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Blended Index consists of 70% in the MSCI World Index and 30% in the Barclays U.S. Aggregate Bond Index.
	Class A	Class C	Class R	Class S	Institutional Class
Net Asset Value
3/31/14	$9.56	$9.53	$9.62	$9.49	$9.49
3/31/13	$9.53	$9.48	$9.59	$9.47	$9.47
Distribution Information as of 3/31/14
Income Dividends, Twelve Months	$.13	$.04	$.10	$.14	$.17

Investment Portfolio as of March 31, 2014
	Shares	Value ($)

Mutual Funds 83.2%
DWS Diversified Market Neutral Fund "Institutional" (a)	10,054,434	87,272,491
DWS Enhanced Commodity Strategy Fund "Institutional" (a)	4,648,404	74,513,923
DWS Enhanced Emerging Markets Fixed Income Fund "Institutional" (a)	7,756,169	81,284,651
DWS Floating Rate Fund "Institutional" (a)	10,425,110	98,725,790
DWS Global Inflation Fund "Institutional" (a)	2,291,535	22,846,607
DWS RREEF Global Infrastructure Fund "Institutional" (a)	7,251,217	102,677,232
DWS RREEF Global Real Estate Securities Fund "Institutional" (a)	2,278,198	18,931,829
Total Mutual Funds (Cost $447,691,737)		486,252,523

Exchange-Traded Funds 15.9%
PowerShares DB U.S. Dollar Index Bullish* (b)	551,161	11,827,915
SPDR Barclays Convertible Securities	1,678,465	81,220,921
Total Exchange-Traded Funds (Cost $83,667,422)		93,048,836

Cash Equivalents 1.1%
Central Cash Management Fund, 0.05% (a) (c) (Cost $6,660,563)	6,660,563	6,660,563

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $538,019,722)†	100.2	585,961,922
Other Assets and Liabilities, Net	(0.2)	(1,420,295)
Net Assets	100.0	584,541,627

* Non-income producing security.

† The cost for federal income tax purposes was $556,813,519. At March 31, 2014, net unrealized appreciation for all securities based on tax cost was $29,148,403. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $55,618,441 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $26,470,038.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc.

(b) Affiliated fund managed by DB Commodity Services LLC, a subsidiary of Deutsche Bank AG.

(c) The rate shown is the annualized seven-day yield at period end.

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Mutual Funds	$486,252,523	$—	$—	$486,252,523
Exchange-Traded Funds	93,048,836	—	—	93,048,836
Short-Term Investments	6,660,563	—	—	6,660,563
Total	$585,961,922	$—	$—	$585,961,922

There have been no transfers between fair value measurement levels during the year ended March 31, 2014.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of March 31, 2014
Assets
Investments: Investments in affiliated Underlying Funds, at value (cost $466,646,838)	$504,741,001
Investments in non-affiliated Underlying Funds, at value (cost $71,372,884)	81,220,921
Total investments in securities, at value (cost $538,019,722)	585,961,922
Cash	119
Receivable for Fund shares sold	1,116,639
Interest receivable	280
Other assets	30,051
Total assets	587,109,011
Liabilities
Payable for Fund shares redeemed	1,959,464
Accrued management fee	19,129
Accrued Trustees' fees	3,422
Other accrued expenses and payables	585,369
Total liabilities	2,567,384
Net assets, at value	$584,541,627
Net Assets Consist of
Undistributed net investment income	3,235,058
Net unrealized appreciation (depreciation) on investments	47,942,200
Accumulated net realized gain (loss)	(91,146,149)
Paid-in capital	624,510,518
Net assets, at value	$584,541,627

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2014 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($196,908,414 ÷ 20,597,170 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$9.56
Maximum offering price per share (100 ÷ 94.25 of $9.56)	$10.14
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($119,474,472 ÷ 12,542,011 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$9.53
Class R Net Asset Value, offering and redemption price per share ($2,759,811 ÷ 286,917 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$9.62
Class S Net Asset Value, offering and redemption price per share ($163,420,897 ÷ 17,226,934 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$9.49
Institutional Class Net Asset Value, offering and redemption price per share ($101,978,033 ÷ 10,745,389 shares outstanding of beneficial interest, no par value, unlimited number of shares authorized)	$9.49

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended March 31, 2014
Investment Income
Income distributions from affiliated Underlying Funds	$8,796,819
Dividends	3,653,793
Total income	12,450,612
Expenses: Management fee	1,287,277
Administration fee	643,638
Services to shareholders	1,152,486
Distribution and service fees	1,913,035
Custodian fee	20,317
Professional fees	97,718
Reports to shareholders	121,910
Registration fees	90,542
Trustees' fees and expenses	23,606
Other	32,344
Total expenses before expense reductions	5,382,873
Expense reductions	(1,247,550)
Total expenses after expense reductions	4,135,323
Net investment income	8,315,289
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Sale of affiliated Underlying Funds	14,615
Sale of non-affiliated Underlying Funds	(2,980,384)
Capital gain distributions from affiliated Underlying Funds	13,062,851
Futures	994,540
Foreign currency	(1,200,749)
9,890,873
Change in net unrealized appreciation (depreciation) on: Investments	(10,492,480)
Futures	(570,278)
Foreign currency	(109,055)
(11,171,813)
Net gain (loss)	(1,280,940)
Net increase (decrease) in net assets resulting from operations	$7,034,349

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended March 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income	$8,315,289	$14,606,983
Net realized gain (loss)	9,890,873	(8,819,194)
Change in net unrealized appreciation (depreciation)	(11,171,813)	37,044,976
Net increase (decrease) in net assets resulting from operations	7,034,349	42,832,765
Distributions to shareholders from: Net investment income: Class A	(2,818,628)	(4,887,827)
Class C	(554,462)	(2,205,752)
Class R	(24,249)	(38,470)
Class S	(3,269,000)	(5,716,130)
Institutional Class	(1,467,029)	(1,076,056)
Total distributions	(8,133,368)	(13,924,235)
Fund share transactions: Proceeds from shares sold	185,500,113	212,530,385
Reinvestment of distributions	7,353,465	12,279,330
Payments for shares redeemed	(306,242,122)	(250,490,639)
Net increase (decrease) in net assets from Fund share transactions	(113,388,544)	(25,680,924)
Increase (decrease) in net assets	(114,487,563)	3,227,606
Net assets at beginning of period	699,029,190	695,801,584
Net assets at end of period (including undistributed net investment income of $3,235,058 and $2,318,838, respectively)	$584,541,627	$699,029,190

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended March 31,
Class A	2014		2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.53		$9.13	$9.67	$8.71	$6.72
Income (loss) from investment operations: Net investment incomea	.13		.20	.38	.17	.20
Net realized and unrealized gain (loss)	.03	f	.40	(.56)	.90	2.08
Total from investment operations	.16		.60	(.18)	1.07	2.28
Less distributions from: Net investment income	(.13)		(.20)	(.36)	(.11)	(.29)
Net asset value, end of period	$9.56		$9.53	$9.13	$9.67	$8.71
Total Return (%)b,c,d	1.68		6.57	(1.77)	12.43	34.30
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	197		238	262	293	221
Ratio of expenses before expense reductions (%)e	.76		.75	.76	.79	.83
Ratio of expenses after expense reductions (%)e	.57		.52	.47	.47	.47
Ratio of net investment income (%)	1.35		2.17	4.10	1.94	2.44
Portfolio turnover rate (%)	41		30	32	24	18
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds' expenses.
e The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
f The amount of net realized and unrealized gain shown for a share outstanding for the period ended March 31, 2014 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.

	Years Ended March 31,
Class C	2014		2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.48		$9.09	$9.61	$8.68	$6.69
Income (loss) from investment operations: Net investment incomea	.06		.13	.31	.11	.14
Net realized and unrealized gain (loss)	.03	f	.39	(.56)	.89	2.06
Total from investment operations	.09		.52	(.25)	1.00	2.20
Less distributions from: Net investment income	(.04)		(.13)	(.27)	(.07)	(.21)
Net asset value, end of period	$9.53		$9.48	$9.09	$9.61	$8.68
Total Return (%)b,c,d	.94		5.78	(2.53)	11.63	33.17
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	119		155	162	176	138
Ratio of expenses before expense reductions (%)e	1.51		1.49	1.49	1.55	1.56
Ratio of expenses after expense reductions (%)e	1.32		1.28	1.22	1.22	1.22
Ratio of net investment income (%)	.60		1.45	3.37	1.19	1.69
Portfolio turnover rate (%)	41		30	32	24	18
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds' expenses.
e The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
f The amount of net realized and unrealized gain shown for a share outstanding for the period ended March 31, 2014 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.

	Years Ended March 31,
Class R	2014		2013	Period Ended 3/31/12a
Selected Per Share Data
Net asset value, beginning of period	$9.59		$9.17	$9.65
Income (loss) from investment operations: Net investment incomeb	.11		.20	.36
Net realized and unrealized gain (loss)	.02	f	.39	(.54)
Total from investment operations	.13		.59	(.18)
Less distributions from: Net investment income	(.10)		(.17)	(.30)
Net asset value, end of period	$9.62		$9.59	$9.17
Total Return (%)c,d	1.52		6.39	(1.77	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		2	.001
Ratio of expenses before expense reductions (%)e	1.13		1.07	3.62	*
Ratio of expenses after expense reductions (%)e	.77		.76	.72	*
Ratio of net investment income (%)	1.15		2.17	4.73	*
Portfolio turnover rate (%)	41		30	32
a For the period from June 1, 2011 (commencement of operations) to March 31, 2012.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds' expenses.
e The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
f The amount of net realized and unrealized gain shown for a share outstanding for the period ended March 31, 2014 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.
* Annualized
** Not annualized

	Years Ended March 31,
Class S	2014		2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.47		$9.07	$9.61	$8.66	$6.69
Income (loss) from investment operations: Net investment incomea	.14		.22	.40	.20	.22
Net realized and unrealized gain (loss)	.02	e	.40	(.56)	.89	2.07
Total from investment operations	.16		.62	(.16)	1.09	2.29
Less distributions from: Net investment income	(.14)		(.22)	(.38)	(.14)	(.32)
Net asset value, end of period	$9.49		$9.47	$9.07	$9.61	$8.66
Total Return (%)b,c	1.88		6.74	(1.49)	12.66	34.56
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	163		259	230	250	170
Ratio of expenses before expense reductions (%)d	.62		.57	.61	.62	.71
Ratio of expenses after expense reductions (%)d	.42		.34	.22	.22	.22
Ratio of net investment income (%)	1.50		2.42	4.37	2.19	2.69
Portfolio turnover rate (%)	41		30	32	24	18
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds' expenses.
d The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
e The amount of net realized and unrealized gain shown for a share outstanding for the period ended March 31, 2014 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.

	Years Ended March 31,
Institutional Class	2014		2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$9.47		$9.07	$9.61	$8.65	$6.69
Income (loss) from investment operations: Net investment incomea	.17		.24	.41	.20	.22
Net realized and unrealized gain (loss)	.02	e	.38	(.57)	.90	2.06
Total from investment operations	.19		.62	(.16)	1.10	2.28
Less distributions from: Net investment income	(.17)		(.22)	(.38)	(.14)	(.32)
Net asset value, end of period	$9.49		$9.47	$9.07	$9.61	$8.65
Total Return (%)b,c	2.02		6.87	(1.50)	12.80	34.41
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	102		44	42	41	14
Ratio of expenses before expense reductions (%)d	.43		.45	.45	.41	.46
Ratio of expenses after expense reductions (%)d	.21		.22	.22	.22	.22
Ratio of net investment income (%)	1.84		2.56	4.45	2.19	2.69
Portfolio turnover rate (%)	41		30	32	24	18
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Total return would have been lower if the Advisor had not reduced some Underlying DWS Funds' expenses.
d The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
e The amount of net realized and unrealized gain shown for a share outstanding for the period ended March 31, 2014 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Alternative Asset Allocation Fund (the "Fund") is a diversified series of DWS Market Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund mainly invests in other affiliated DWS funds (i.e., mutual funds, exchange-traded funds and other pooled investment vehicles managed by Deutsche Investment Management Americas Inc. or one of its affiliates, together the "Underlying DWS Funds"), non-affiliated exchange-traded funds ("Non-affiliated ETFs") and derivative investments. Non-affiliated ETFs and Underlying DWS Funds are collectively referred to as "Underlying Funds." Each Underlying DWS Fund's accounting policies and investment holdings are outlined in the Underlying DWS Funds' financial statements and are available upon request.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Investments in mutual funds are valued at the net asset value per share of each class of the mutual fund and are categorized as Level 1.

ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. ETF securities are generally categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At March 31, 2014, the Fund had a net tax basis capital loss carryforward of approximately $72,352,000, including $36,529,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2017 ($1,048,000) and March 31, 2018 ($35,481,000), the respective expiration dates, whichever occurs first, and approximately $35,823,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($4,394,000) and long-term losses ($31,429,000).

The Fund has reviewed the tax positions for the open tax years as of March 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2014, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$3,235,058
Capital loss carryforwards	$(72,352,000)
Net unrealized appreciation (depreciation) on investments	$29,148,403

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended March 31,
	2014	2013
Distributions from ordinary income*	$8,133,368	$13,924,235

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearing house in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended March 31, 2014, as part of the global tactical asset allocation overlay ("GTAA") strategy, the Fund used futures contracts to attempt to take advantage of inefficiencies within the global bond markets. Effective May 31, 2013, the Fund no longer utilized the GTAA strategy.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

There were no open futures contracts as of March 31, 2014. For the year ended March 31, 2014, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $216,722,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $126,335,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended March 31, 2014, as part of the global tactical asset allocation overlay ("GTAA") strategy, the Fund used forward currency contracts to gain exposure to changes in the value of foreign currencies to attempt to take advantage of inefficiencies within the currency markets. Effective May 31, 2013, the Fund no longer utilized the GTAA strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

There were no open forward currency contracts as of March 31, 2014. For the year ended March 31, 2014, the investment in forward currency contracts U.S. dollars purchased had a total contract value generally indicative of a range from $0 to approximately $103,885,00, and the investment in forward currency contracts U.S. dollars sold had a total contract value generally indicative of a range from $0 to approximately $86,274,000.

The amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended March 31, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$(1,173,252)	$—	$(1,173,252)
Interest Rate Contracts (b)	—	994,540	994,540
	$(1,173,252)	$994,540	$(178,712)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
(b) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$(111,245)	$—	$(111,245)
Interest Rate Contracts (b)	—	(570,278)	(570,278)
	$(111,245)	$(570,278)	$(681,523)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
(b) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Underlying Funds

During the year ended March 31, 2014, purchases and sales of affiliated Underlying Funds (excluding short-term investments and money market funds) aggregated $169,658,941 and $205,740,431, respectively. Purchases and sales of non-affiliated ETF (excluding short-term investments and money market funds) aggregated $89,795,963 and $144,528,402, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. However, the Advisor will receive management fees from managing the Underlying DWS Funds in which the Fund invests.

Effective May 31, 2013, QS Investors no longer acts as subadvisor to the Fund and day-to-day portfolio management of the Fund transitioned to DIMA. Prior to May 31, 2013,QS Investors, LLC ("QS Investors") served as subadvisor to the Fund. As subadvisor, QS Investors rendered strategic allocation services to the Fund. QS Investors was paid by the Advisor for the services QS Investors provided to the Fund.

The Fund does not invest in the Underlying DWS Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying DWS Fund's outstanding shares. At March 31, 2014, the Fund held greater than 5% of the following Underlying DWS Funds' outstanding shares: approximately 29% of DWS Enhanced Emerging Markets Fixed Income Fund, 28% of DWS Diversified Market Neutral Fund, 20% of DWS Global Inflation Fund and 10% of DWS Enhanced Commodity Strategy Fund.

The management fee payable under the Investment Management Agreement is equivalent to the annual rate of 0.20% of the Fund's average daily net assets, computed and accrued daily and payable monthly. In addition, the Advisor will receive management fees from managing the Underlying DWS Funds in which the Fund invests.

For the period from April 1, 2013 through September 30, 2013, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of Underlying Funds) of each class as follows:
Class A	.57%
Class C	1.32%
Class R	.77%
Class S	.42%
Institutional Class	.27%

In addition, for the period from April 1, 2013 through March 31, 2014, the Advisor voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Institutional Class share to extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of Underlying Funds) at 0.21%. The voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

For the period from October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of Underlying Funds) of each class as follows:
Class A	.68%
Class C	1.43%
Class R	.93%
Class S	.53%
Institutional Class	.43%

In addition, for the period from October 1, 2013 through March 31, 2014, the Advisor voluntarily agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of Underlying Funds) of each class as follows:
Class A	.57%
Class C	1.32%
Class R	.77%
Class S	.42%

The voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Accordingly, for the year ended March 31, 2014, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $1,018,440, and the amount charged aggregated $268,837, which was equivalent to an annual effective rate of 0.04% of the Fund's average daily net assets.

The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2014, the Administration Fee was $643,638, of which $49,898 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder serving fee it receives from the Fund. For the year ended March 31, 2014, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2014
Class A	$56,091	$56,091	$—
Class C	36,650	35,977	673
Class R	918	918	—
Class S	48,653	48,653	—
Institutional Class	2,294	2,294	—
	$144,606	$143,933	$673

In addition, for the year ended March 31, 2014, the Advisor reimbursed $30,382 and $39,447 of non-affiliated sub-recordkeeping fees for Class S and Institutional Class shares, respectively.

Distribution and Service Fees. Under the Fund's Class C and Class R 12b-1 Plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended March 31, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at March 31, 2014
Class C	$1,024,671	$76,914
Class R	5,863	537
	$1,030,534	$77,451

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, Class C and Class R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended March 31, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at March 31, 2014	Annual Effective Rate
Class A	$535,494	$11,495	$117,228	.24%
Class C	341,168	—	69,634	.25%
Class R	5,839	3,853	—	.08%
	$882,501	$15,348	$186,862

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the year ended March 31, 2014, aggregated $600.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended March 31, 2014, the CDSC for the Fund's Class C shares aggregated $10,776. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended March 31, 2014, DIDI received $12,444 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $27,600, of which $6,105 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended March 31, 2014		Year Ended March 31, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	4,719,175	$44,092,708	6,278,864	$58,612,234
Class C	1,076,074	10,037,612	1,962,311	18,199,137
Class R	245,521	2,314,136	292,042	2,739,317
Class S	6,198,687	57,824,997	11,471,152	106,278,832
Institutional Class	7,692,901	71,230,660	2,860,670	26,700,865
		$185,500,113		$212,530,385
Shares issued to shareholders in reinvestment of distributions
Class A	291,540	$2,696,283	496,196	$4,630,961
Class C	53,405	488,977	205,328	1,911,606
Class R	2,589	24,053	3,986	37,387
Class S	293,123	2,688,479	502,155	4,648,581
Institutional Class	157,893	1,455,673	113,496	1,050,795
		$7,353,465		$12,279,330
Shares redeemed
Class A	(9,419,066)	$(87,904,229)	(10,409,271)	$(96,830,395)
Class C	(4,947,668)	(45,999,074)	(3,603,148)	(33,380,502)
Class R	(181,319)	(1,698,227)	(76,048)	(715,912)
Class S	(16,661,658)	(154,350,233)	(9,939,184)	(91,835,588)
Institutional Class	(1,754,757)	(16,290,359)	(2,990,834)	(27,728,242)
		$(306,242,122)		$(250,490,639)
Net increase (decrease)
Class A	(4,408,351)	$(41,115,238)	(3,634,211)	$(33,587,200)
Class C	(3,818,189)	(35,472,485)	(1,435,509)	(13,269,759)
Class R	66,791	639,962	219,980	2,060,792
Class S	(10,169,848)	(93,836,757)	2,034,123	19,091,825
Institutional Class	6,096,037	56,395,974	(16,668)	23,418
		$(113,388,544)		$(25,680,924)

F. Transactions with Affiliates

The Fund mainly invests in Underlying DWS Funds and Non-affiliated ETFs. The Underlying DWS Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying DWS Funds during the year ended March 31, 2014 is as follows:
Affiliate	Value ($) at 3/31/2013	Purchases ($)	Sales ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)		Capital Gain Distributions ($)	Value ($) at 3/31/2014
DWS Diversified Market Neutral Fund	101,110,257	17,897,060	21,535,000	(695,025)	—		10,577,175	87,272,491
DWS Enhanced Commodity Strategy Fund	91,825,945	6,900,000	22,930,000	(3,954,381)	(689,200	)*	—	74,513,923
DWS Enhanced Emerging Markets Fixed Income Fund	59,377,585	61,550,189	36,266,000	(1,631,955)	2,748,189		—	81,284,651
DWS Floating Rate Fund	78,530,195	36,931,110	16,406,000	(139,701)	3,844,110		—	98,725,790
DWS Global Inflation Fund	69,731,650	4,091,131	43,811,000	(2,825,816)	568,131		—	22,846,607
DWS RREEF Global Infrastructure Fund	82,397,232	26,721,709	17,543,000	458,175	1,499,034		2,485,676	102,677,232
DWS RREEF Global Real Estate Securities Fund	57,598,217	2,202,513	39,670,000	9,217,263	820,513		—	18,931,829
PowerShares DB G10 Currency Harvest Fund	7,063,091	100,181	6,668,884	(353,981)	—		—	—
PowerShares DB U.S. Dollar Index Bullish ETF	—	13,265,048	910,547	(59,964)	—		—	11,827,915
Central Cash Management Fund	9,475,751	251,462,497	254,277,685	—	6,042		—	6,660,563
Total	557,109,923	421,121,438	460,018,116	14,615	8,796,819		13,062,851	504,741,001

* Prior period return of capital.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Market Trust and the Shareholders of DWS Alternative Asset Allocation Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Alternative Asset Allocation Fund (the "Fund"), a series of DWS Market Trust (the "Trust"), as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Alternative Asset Allocation Fund at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts May 21, 2014

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimate in the table. In the most recent six-month period, the Fund limited the ongoing expenses the Fund bears directly; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2013 to March 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2014 (Unaudited)
Actual Fund Return	Class A	Class C	Class R	Class S	Institutional Class
Beginning Account Value 10/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/14	$1,045.70	$1,041.40	$1,044.50	$1,046.40	$1,047.50
Expenses Paid per $1,000*	$2.91	$6.72	$3.92	$2.14	$1.07
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class S	Institutional Class
Beginning Account Value 10/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/14	$1,022.09	$1,018.35	$1,021.09	$1,022.84	$1,023.88
Expenses Paid per $1,000*	$2.87	$6.64	$3.88	$2.12	$1.06

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios**	Class A	Class C	Class R	Class S	Institutional Class
DWS Alternative Asset Allocation Fund	.57%	1.32%	.77%	.42%	.21%

** The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended March 31, 2014, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $13,696,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Alternative Asset Allocation Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all but one of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 1st quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the five-year period and has underperformed its benchmark in the one- and three-year periods ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA from advising the DWS Funds along with the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Fund, but did receive such information with respect to the funds in which the Fund invests. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003– present); Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	103	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	103	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	AAAAX	AAAPX	AAASX	AAAZX
CUSIP Number	233376 763	233376 755	233376 748	233376 730
Fund Number	487	787	2087	1487

For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site
dws-investments.com
Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	AAAQX
CUSIP Number	233376 672
Fund Number	1587

Notes

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DAAAF-2
(R-027136-4 5/14)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS ALTERNATIVE ASSET ALLOCATION FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2014	$58,499	$0	$10,238	$0
2013	$56,154	$0	$9,940	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2014	$0	$163,150	$0
2013	$0	$243,066	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended March 311,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2014	$10,238	$163,150	$387,295	$560,683
2013	$9,940	$243,066	$387,432	$640,438

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2013 and 2014 financial statements, the Fund entered into an engagement letter with EY.  The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.
***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Alternative Asset Allocation Fund, a series of DWS Market Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	May 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	May 30, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	May 30, 2014